Exhibit 10.14(d)

                  Supplemental Agreement No. 4

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of October 10, 1997, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996, as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700 and 737-800 aircraft (the
Purchase Agreement); and

     WHEREAS, Buyer has requested and Boeing has agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 4.

2.   Table 1:

     Remove and replace, in their entirety, pages T-2, T-3 and T-4 of "Table 1, Aircraft Deliveries and Descriptions" that relate to Models 737-700, 737-800 and 737-600 aircraft, respectively, with the revised pages T-2, T-3 and T-4 attached hereto, to reflect the mutually agreed upon revised delivery schedules and aircraft model types.

3.   Letter Agreements:

     3.1 Remove and replace, in its entirety, Letter Agreement 1951-8R1, "Escalation Sharing - New Generation Aircraft" with Letter Agreement 1951-8R2, "Escalation Sharing - New Generation Aircraft", to clarify the language describing escalation sharing for 1998 New Generation Aircraft.

     3.2   Remove and replace, in its entirety, Letter Agreement
1951-11, "Escalation Sharing - Current Generation Aircraft" with
Letter Agreement 1951-11R1, "Escalation Sharing - Current
Generation Aircraft", to clarify the language describing escalation sharing for 1998 Current Generation Aircraft.

     3.3 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-308R1, "Disclosure of Confidential Information" with Letter Agreement 6-1162-MMF-308R2, "Disclosure of Confidential Information", to revise the schedule of confidential documents, revise the conditions for disclosure of confidential documents, and to incorporate language limiting the requirement to revise this Letter Agreement in the future.

     3.4 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-310R1, "Certain Contractual Matters" with Letter Agreement 6-1162-GOC-131, "Special Matters", to incorporate the effect of a revised business offer.

     3.5 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-311R1, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with Letter Agreement 6-1162-MMF-311R2, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to incorporate a change to the method used to calculate Buyer's lease payment.



The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.


By:   /s/ Gunar O. Clem            By:  /s/ Brian Davis

Its:  Attorney-In-Fact             Its: Vice President

                       TABLE OF CONTENTS

                                                  Page       SA
                                                  Number   Number
ARTICLES

1.    Subject Matter of Sale . . . . . . . . . .  1-1        SA 1

2.    Delivery, Title and Risk of Loss . . . . .  2-1

3.    Price of Aircraft. . . . . . . . . . . . .  3-1      SA 3

4.    Taxes. . . . . . . . . . . . . . . . . . .  4-1

5.    Payment. . . . . . . . . . . . . . . . . .  5-1

6.    Excusable Delay. . . . . . . . . . . . . .  6-1

7.    Changes to the Detail Specification. . . .  7-1      SA 1

8.    Federal Aviation Requirements and
      Certificates and Export License. . . . . .  8-1      SA 1

9.    Representatives, Inspection,
      Flights and Test Data. . . . . . . . . . .  9-1

10.   Assignment, Resale or Lease. . . . . . . .  10-1

11.   Termination for Certain Events . . . . . .  11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance. . . . . . . . . . . . . . .  12-1

13.   Buyer Furnished Equipment and
      Spare Parts. . . . . . . . . . . . . . . .  13-1

14.   Contractual Notices and Requests . . . . .  14-1

15.   Miscellaneous. . . . . . . . . . . . . . .  15-1

                       TABLE OF CONTENTS

                                                  Page       SA
                                                  Number   Number
TABLES

1.    Aircraft Deliveries and
      Descriptions - 737-500 . . . . . . . . . .  T-1      SA 3

      Aircraft Deliveries and
      Descriptions - 737-700 . . . . . . . . . .  T-2      SA 4

      Aircraft Deliveries and
      Descriptions - 737-800 . . . . . . . . . .  T-3      SA 4

      Aircraft Deliveries and
      Descriptions - 737-600 . . . . . . . . . .  T-4      SA 4

EXHIBITS

A-1   Aircraft Configuration - Model 737-724 . .           SA 2

A-2   Aircraft Configuration - Model 737-824 . .           SA 2

A-3   Aircraft Configuration - Model 737-624 . .           SA 1

A-4   Aircraft Configuration - Model 737-524 . .           SA 3

B     Product Assurance Document . . . . . . . .           SA 1

C     Customer Support Document - Code Two -
      Major Model Differences. . . . . . . . . .           SA 1

C1    Customer Support Document - Code Three -
      Minor Model Differences. . . . . . . . . .           SA 1

D     Aircraft Price Adjustments - New
      Generation Aircraft  . . . . . . . . . . .           SA 1

D1    Airframe and Engine Price Adjustments -
      Current Generation Aircraft. . . . . . . .           SA 1

E     Buyer Furnished Equipment Provisions
      Document . . . . . . . . . . . . . . . . .           SA 1

F     Defined Terms Document . . . . . . . . . .

                       TABLE OF CONTENTS

                                                           SA
                                                         Number
LETTER AGREEMENTS

1951-1    Not Used . . . . . . . . . . . . . . . . . .

1951-2R2  Seller Purchased Equipment . . . . . . . . .   SA 2

1951-3R1  Option Aircraft-Model 737-824 Aircraft . . .   SA 1

1951-4R1  Waiver of Aircraft Demonstration . . . . . .   SA 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1951-6    Configuration Matters. . . . . . . . . . . .

1951-7R1  Spares Initial Provisioning. . . . . . . . .   SA 1

1951-8R2  Escalation Sharing - New Generation
          Aircraft . . . . . . . . . . . . . . . . . .   SA 4

1951-9    Option Aircraft-Model 737-624 Aircraft . . .   SA 1

1951-10   Configuration matters [CONFIDENTIAL MATERIAL OMITTED AND
          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
          COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
          TREATMENT] - Model 737-624 Aircraft. . . . .   SA 1

1951-11R1 Escalation Sharing-Current Generation
          Aircraft . . . . . . . . . . . . . . . . . .   SA 4

                       TABLE OF CONTENTS


                                                           SA
                                                         Number

RESTRICTED LETTER AGREEMENTS

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-MMF-308R2    Disclosure of Confidential . . . .   SA 4
                      Information

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-MMF-312R1    Special Purchase Agreement
                      Provisions . . . . . . . . . . .   SA 1

6-1162-MMF-319      Special Provisions Relating to
                      the Rescheduled Aircraft . . . .

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-GOC-131      Special Matters. . . . . . . . . .   SA 4

                       TABLE OF CONTENTS


SUPPLEMENTAL AGREEMENTS                           DATED AS OF:

Supplemental Agreement No. 1 . . . . . . . . . .  October 10,1996

Supplemental Agreement No. 2 . . . . . . . . . .  March 5, 1997

Supplemental Agreement No. 3 . . . . . . . . . .  July 17, 1997

Supplemental Agreement No. 4 . . . . . . . . . .  October    1997

October 10, 1997
1951-8R2



Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:     Letter Agreement No. 1951-8R2 to
             Purchase Agreement No. 1951 -
             Escalation Sharing - New Generation Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement), between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-624/-724/- 824 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-8R1 dated October 10, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   Commitment.

     Boeing agrees to share one-half of the escalation up to a maximum of 3 percent per year in each of the years 1997 and 1998, as more fully described in paragraph 2 below, for any of Buyer's Aircraft which are scheduled to deliver after December 31, 1996. For the purpose of this Letter Agreement such aircraft are referred to as "Eligible Aircraft."

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the Agreement entitled "Price Adjustment Due to Economic Fluctuations - Airframe Price
Adjustment" (hereinafter referred to as "Exhibit D"), using actual escalation indices published for the applicable period.

2.  Escalation Credit Memo.

     2.1     Calculation - Eligible Aircraft Delivering in 1997.

             At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1997 Credit Memorandum shall be calculated as follows:

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]

     2.2     Calculation - Eligible Aircraft Delivering in 1998.

             At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1998 Credit Memorandum shall be calculated as follows:

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]

     2.3     Eligible Aircraft Delivering after 1998.

             For Eligible Aircraft delivering after the calendar year 1998, the amount of the credit memorandum will be the amount calculated pursuant to paragraph 2.2 above through December 1998. This credit memorandum amount will be escalated from December 1998 to the month of delivery pursuant to Exhibit D to the Agreement.

3.   Advance Payment Base Price.

     It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Article 3 of the Agreement includes an estimate for the escalation sharing credit memorandum pursuant to this Letter Agreement.

4.   Escalating Credits (STE).

     It is agreed that the credit memoranda specified in Letter Agreement No. 6-1162-GOC-131, which escalate in accordance with Exhibit D, will be calculated using the same factors used to develop the adjusted airframe escalation pursuant to this Letter Agreement.

5.   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Gunar O. Clem

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  October 10, 1997

CONTINENTAL AIRLINES, INC.



By     /s/ Brian Davis

Its    Vice President

October 10, 1997
1951-11R1



Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:     Letter Agreement No. 1951-11R1 to
             Purchase Agreement No. 1951 -
             Escalation Sharing - Current Generation Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement), between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-524 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-11 dated October 10, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   Commitment.

     Boeing agrees to share one-half of the escalation up to a maximum of 3 percent per year in each of the years 1997 and 1998, as more fully described in paragraph 2 below, for any of Buyer's aircraft which are scheduled to deliver after December 31, 1996. For the purpose of this Letter Agreement such aircraft are referred to as "Eligible Aircraft."

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D1 to the Agreement entitled "Price Adjustment Due to Economic Fluctuations - Airframe Price
Adjustment" (hereinafter referred to as "Exhibit D1"), using actual escalation indices published for the applicable period.

2.  Escalation Credit Memo.

     2.1     Calculation - Eligible Aircraft Delivering in 1997.

             At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1997 Credit Memorandum shall be calculated as follows:

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]

       2.2    Calculation - Eligible Aircraft Delivering in 1998.

              At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1998 Credit Memorandum shall be calculated as follows:

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       2.3    Eligible Aircraft Delivering after 1998.

              For Eligible Aircraft delivering after the calendar year 1998, the amount of the credit memorandum will be the amount calculated pursuant to paragraph 2.2 above through December 1998. This credit memorandum amount will be escalated pursuant to Exhibit D1 to the Agreement from December 1998 to the month of delivery.

3.     Advance Payment Base Price.

       It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Article 3.4 of the Agreement include an estimate for the escalation sharing credit memorandum pursuant to this Letter Agreement.

4.     Escalating Credits (STE).

       It is agreed that the credit memoranda specified in Letter Agreement No.6-1162-GOC-131 which escalate in accordance with Exhibit D1, will be calculated using the same factors used to develop the adjusted airframe escalation pursuant to this Letter Agreement.

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By    /s/ Gunar O. Clem

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  October 10, 1997

CONTINENTAL AIRLINES, INC.



By     /s/ Brian Davis

Its    Vice President

October 10, 1997
6-1162-MMF-308R2



CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Letter Agreement No. 6-1162-MMF-308R2 to
              Purchase Agreement No. 1951 -
              Disclosure of Confidential Information

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-308R1 dated October 10, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer each understand that certain commercial and financial information contained in the documents listed below and any documents that amend, supplement or supersede such documents (Confidential Documents) is considered by the other party to be confidential.

2. Boeing and Buyer agree that each party will treat the Confidential Documents and the information contained therein as confidential and will not, without the other party's prior written consent, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations; or (ii) for financing the Aircraft in accordance with the provisions of
Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer or Boeing, as applicable, will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting any such request for confidential treatment.

Schedule of Confidential Documents

1.     Letter Agreement No. 6-1162-MMF-295.

2.     Letter Agreement No. 6-1162-MMF-296.

3.     Letter Agreement No. 6-1162-MMF-309R1.

4.     Letter Agreement No. 6-1162-MMF-311R1.

5.     Letter Agreement No. 6-1162-MMF-312R1.

6.     Letter Agreement No. 6-1162-MMF-319.

7.     Letter Agreement No. 6-1162-MMF-378R1

8.     Letter Agreement No. 6-1162-MMF-379R1.

9.     Letter Agreement No. 6-1162-GOC-015


If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By    /s/ Gunar O. Clem

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  October 10, 1997

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davus

Its   Vice President

6-1162-MMF-311R2
October 10, 1997


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:      Letter Agreement No. 6-1162-MMF-311R2 to
              Purchase Agreement No. 1951 -
              [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
              WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1751 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-311R1 dated October 10, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.     Confidential Treatment.

       Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement 6-
1162-MMF-308R2, Disclosure of Confidential Information.

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY




By   /s/ Gunar O. Clem

Its    Attorney-In-Fact



ACCEPTED AND AGREED TO this

Date:  October 10, 1997

CONTINENTAL AIRLINES, INC.



By   /s/ Brian Davis

Its   Vice President

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
[CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

October  10, 1997
6-1162-GOC-131



Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Letter Agreement No. 6-1162-GOC-131 to
              Purchase Agreement No. 1951 - Special Matters


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirely Letter Agreement 6-1162-MMF-310R1, dated October 10, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] Advance Payment Schedule.

       2.1 Firm Aircraft. Notwithstanding the Advance Payment Schedule contained in Article 5 of the Agreement, Buyer may pay advance payments, according to the following schedule, for Aircraft on firm order as of the date of signing Supplemental Agreement No. 4 to the Agreement.

Due Date of Payment                      Amount Due per Aircraft
                                           (Percentage times
                                        Advance Payment Base Price)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

       2.2 Option Aircraft. Notwithstanding the Advance Payment Schedule contained in Article 5 of the Agreement, Buyer may pay advance payments according to the following schedule for all Option Aircraft.

Due Date of Payment                      Amount Due per Aircraft
                                           (Percentage times
                                        Advance Payment Base Price)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

3.     Payment of Interest on Deferred Advance Payments.

       3.1 Interest Rate for Firm Aircraft. Buyer agrees to pay interest on all amounts which are deferred pursuant to Paragraph
2.1 of this Letter Agreement at a fluctuating rate per annum equal to the three month London Interbank Offered Rate (LIBOR), as published in The Wall Street Journal for the first business day of each calendar quarter (usually published on the second business day of such calendar quarter), plus 1.40%. Such interest shall accrue from and including the date on which such payments would have been due but for the execution of this Letter Agreement to but excluding the date on which such amounts are paid in full. Interest shall be due and payable on the first business day of each calendar quarter and on the delivery date of any Aircraft that had a deferred advance payment schedule. (Note: the interest rate as determined above will be used for the entire calendar quarter; e.g., the interest rate determined based on the LIBOR interest rate for July 1, 1991, will be used for all interest calculations in July, August and September.)

       3.2 Interest Rate for Option Aircraft. Buyer agrees to pay interest on all amounts which are deferred pursuant to Paragraph 2.2 of this Letter Agreement at [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

       3.3 Delivery Delay Impact on Interest Calculations. If the delivery of any Aircraft is delayed due to either an excusable or a non-excusable delay, then interest on the deferred advance payments in respect of such Aircraft will not accrue during the time period from the last working day of the scheduled delivery month to the day of delivery of the Aircraft. Payment of any interest that has accrued prior to the start of the delay but remains unpaid will be paid on the normal quarterly interest payment schedule set forth in Paragraph 3.1 of this Letter Agreement or on the delivery date of the Aircraft, whichever comes first.

       3.4 Boeing Invoice. Boeing shall submit to Buyer, not less than fifteen (15) days prior to the end of each quarter, an invoice for interest accrued during each such quarter. Buyer's payment is due and payable to Boeing on the first business day of the following month. Boeing's invoice will show interest accrued during the quarter for each Aircraft for which advance payments have been deferred. The invoice will also include interest accrued on deferred advance payments with respect to other aircraft in other purchase agreements between Buyer and Boeing.

4.     Option Aircraft.

       4.1 Option Deposits. Notwithstanding the amount specified in paragraph 3 of Letter Agreements 1951-3R1 and 1951-9, Boeing and Buyer agree that the Option Deposit shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per aircraft for either a Model 737-624, 737-724, or 737-824 Option Aircraft.

       4.2 Option Aircraft Base Price Adjustment. Notwithstanding the provisions of Paragraph 2.1.1 of the Attachment to Letter Agreements 1951-3R1 and 1951-9, Boeing agrees that the Base Airplane Price contained in Article 3 of the Agreement shall apply to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft incorporated by Supplemental Agreement No. 1 dated October 10, 1996.

5.     Model Substitution.

       5.1    Model 737-724/-824 Aircraft.   Buyer may elect to
substitute Model 737-824 for Model 737-724 or Model 737-724 for Model 737-824 Aircraft for any Aircraft or Option Aircraft delivering in 1999 or later. Buyer's model substitution notice to Boeing must be in writing to Boeing no later than the first day of the tenth month prior to delivery of each Aircraft.

       5.2    Model 737-624 Aircraft.   Buyer may elect to
substitute either Model 737-724 or 737-824 Aircraft for Model 737-624 Option Aircraft delivering in 2000 or later. Buyer's written model substitution notice must be received by Boeing no later than the first day of the tenth month prior to delivery of each Aircraft.

       5.3 Model 737-524 Aircraft. Buyer may elect to substitute Model 737-324 for Model 737-524 Aircraft. Buyer's substitution notice must be in writing and received by Boeing no later than the first day of the tenth month prior to delivery of each Aircraft if Customer and Boeing have previously agreed on a configuration for the Model 737-324. If configuration for the Model 737-324 has not been established, than the notice period shall be the time required to configure the Model 737-324 plus 10 months.

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

7.     Confidential Treatment.

       Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-MMF-308R2, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.


Very truly yours,

THE BOEING COMPANY


By    /s/ Gunar O. Clem

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:   October 10, 1997

CONTINENTAL AIRLINES, INC.


By    /s/  Brian Davis

Its    Vice President